UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K


                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported):  October 25, 2001



                    FIRST KEYSTONE CORPORATION
               ____________________________________
      (Exact name of registrant as specified in its Charter)


          PENNSYLVANIA             2-88927           23-2249083
       __________________         __________         _____________
     (State or other jurisdiction     (Commission      (IRS Employer
       of incorporation)        File Number)     Identification No.



111 West Front Street, Berwick, Pennsylvania       18603
____________________________________________      ________
  (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code:
(570) 752-3671

Item 5.   Other Events

          The following documents are filed as exhibits to this Form 8-K:

          1.   Press Release of First Keystone Corporation dated
               October 25, 2001, announcing the appointment of Don E. Bower to the Board of Directors.

          2. Press Release of First Keystone Corporation dated November 1, 2001, announcing the appointment of Timothy K. Kishbach to the position of Vice President of The First National Bank of Berwick.



Item 7.   Exhibits

          The following exhibits are filed with this Current
Report on Form 8-K.


Exhibit No.     Description
___________     ___________

    99.1       Press Release of First Keystone Corporation dated
               October 25, 2001.

    99.2       Press Release of First Keystone Corporation dated
               November 1, 2001.



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


                            Signatures


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


FIRST KEYSTONE CORPORATION
     (Registrant)


By:       /s/ J. Gerald Bazewicz
          J. Gerald Bazewicz
          President and Chief Executive Officer

Date:          November 16, 2001



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


EXHIBIT INDEX

Exhibit No.              Description                   Page No.
__________               ___________                   ________


   99.1        Press Release of First Keystone           5
               Corporation dated October 25, 2001

   99.2        Press Release of First Keystone           6
               Corporation dated November 1, 2001.



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